Note 13 - Convertible Notes Payable	12 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

NOTE 13. CONVERTIBLE NOTES PAYABLE

Convertible Notes Payable

In March, April and September 2012, the Company completed the issuance of convertible notes payable for $3,300,000, $700,000 and $1,000,000, respectively. The notes bear interest at 6% per annum. As amended in September 2012, the notes mature on the earlier of 1) 10 business days after delivery by the holder of the note of a notice to maturity, which notice may not be issued prior to August 14, 2013 (which date shall be extended to March 31, 2015 if the Company completes a restructuring of its capital in a manner satisfactory to the holder) or 2)  March 31, 2015. The notes cumulatively are convertible into 100,000 shares of the Company's Series E Preferred Stock. Upon conversion, the holders will also receive 10,000,000 warrants, exercisable at $0.50 per share of the Company's common stock. The Convertible Notes Payable are secured by any net proceeds received by the Company, after paying any senior indebtedness, in the event any holder of such senior indebtedness forecloses on the common stock of National Asset Management, Inc.

In January 2013, the $5,000,000 6% convertible notes were converted into 10,000,000 shares of common stock and the related warrants were converted into approximately 6,700,000 shares of common stock and the $1,800,000 10% convertible notes were fully repaid as part of the Company’s equity Recapitalization.

The following table summarizes the convertible notes payable.

	September 30,
	2013	2012
10% convertible notes payable	$-	$1,800,000
6% convertible notes payable	-	5,000,000
Total	$-	$6,800,000

The Company incurred interest expense related to its convertible notes of $248,000 and $575,000 for the fiscal years ended September 30, 2013 and 2012, respectively. The convertible notes were owed to entities affiliated with four of the Company’s directors.